                            TAX-FREE INVESTMENTS CO.

                       INSTITUTIONAL CASH RESERVE SHARES

                         Supplement dated June 18, 1998
                     to the Prospectus dated July 29, 1997,
                       as supplemented September 12, 1997
                              and January 30, 1998




         On May 12, 1998, the Board of Directors (the "Board") of Tax-Free Investments Co. approved, subject to shareholder approval, the elimination of or changes to certain fundamental investment policies of the Cash Reserve Portfolio (the "Portfolio"). Shareholders of the Portfolio will be asked to approve these changes at a special meeting to be held on July 17, 1998. If approved, these changes will become effective as of July 24, 1998.

         Reference is made to Investment Restrictions (1) and (2) of the Portfolio, set forth on page 6. The Board has unanimously approved the elimination of these investment restrictions and in the event shareholders approve the proposed changes, Investment Restrictions (1) and (2) will be eliminated and replaced in their entirety with the following fundamental investment restrictions:

         "(1) purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time; provided, however, that the Portfolio may purchase securities of other investment companies to the extend permitted by the 1940 Act and the rules and regulations promulgated thereunder (as such statute, rules and regulations are amended from time to time) or to the extent permitted by exemptive order or other similar relief[.]"

         "(2) concentrate 25% or more of its total assets in the securities of issuers in a particular industry; provided, however, that securities issued or guaranteed by banks or subject to financial guaranty insurance are not subject to this limitation; and provided further, that securities issued or guaranteed by the U. S. Government, its agencies and instrumentalities and tax-exempt securities issued by state and local governments and their political subdivisions, are not included within this restriction."

         In addition, if shareholders approve the proposed change to Investment Restriction (2), the Portfolio will be subject to the following non-fundamental investment policies:

         "The Portfolio does not intend to purchase securities of an issuer if, after giving effect to such purchase, 25% or more of the value of the Portfolio's total assets would be invested in securities of one or more issuers conducting their principal activities in the same state. The Portfolio may invest 25% or more of its total assets in industrial development bonds.

         The Portfolio does not intend to purchase securities of an issuer if, after giving effect to such purchase, 25% or more of the value of the Portfolio's total assets would be invested in securities the interest on which is paid from revenues of projects with similar characteristics. This policy applies to industrial development bonds as well as other tax-exempt securities. This policy shall not apply, however, in the event such securities are subject to a guarantee. With respect to securities that are subject to a guarantee, the Portfolio does not intend to purchase any such security if, after giving effect to such purchase, 25% or more of its total assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to this policy."

         Reference is made to Investment Restriction (3) of the Portfolio, set forth on page 6. The Board has unanimously approved the elimination of this investment restriction as a fundamental investment policy and in the event shareholders approve the proposed change, Investment Restriction (3) will be eliminated and replaced in its entirety with an identical non-fundamental investment policy.